SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 12, 2004
                                                --------------------------------


                             SOUTHERN POWER COMPANY
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             (Exact name of registrant as specified in its charter)



         Delaware                   333-98553                  58-2598670
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)             Identification No.)


270 Peachtree Street, N.W., Atlanta, Georgia                    30303
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code     (404)  506-5000
                                                   -----------------------------


                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.         Other Events and Regulation FD Disclosure.

         On August 12, 2004, Southern Power Company ("Southern Power") entered into two purchased power agreements with Florida Power & Light ("FP&L"). Under the agreements, Southern Power will provide FP&L with a total of 790 megawatts of capacity annually from Plant Harris Unit 1 and Plant Franklin Unit 1 for the period from June 2010 through December 2015. The contracts provide for fixed capacity payments and variable energy payments based on actual energy delivered. Additionally, FP&L will make payments for firm gas transportation. These contracts are contingent upon certain events, including approval of the Florida Public Service Commission. The final outcome of this matter cannot now be determined.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     August 16, 2004             SOUTHERN POWER COMPANY



                                      By    /s/Wayne Boston
                                              Wayne Boston
                                           Assistant Secretary